SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 6, 2017

Date of Report (Date of earliest event reported)

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-49701	84-1159783
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Room 2, LG/F., Kwai Wong Commercial Building

222 Queen’s Road

Central, Hong Kong

(Address of principal executive offices, including zip code)

(011) (852) 3154-9370

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)                                               Resignation of independent registered public accounting firm

Pacific Vegas Global Strategies, Inc. (the “Company”) has been notified by its former independent registered public accounting firm, Mazars CPA Limited, Hong Kong (the “Former Auditors”), that the Former Auditors have determined to exit from the U.S. Securities and Exchange Commission audit markets in Hong Kong.  The Company’s Board of Directors (the “Board”) approved the resignation of the Former Auditors effective November 6, 2017.

The Former Auditors’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditors’ reports on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 included an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to June 30, 2017, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1) of Regulation S-K have occurred.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree.  A copy of such letter, dated November 6, 2017, is filed as Exhibit 16.1 hereto.

(b)                                         Engagement of new independent registered public accounting firm

The Board has appointed Moore Stephens CPA Limited (the “New Auditors”) as the Company’s new independent auditors effective November 6, 2017.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to November 6, 2017, the Company has not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.16.1 - Mazars CPA Limited Letter dated November 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Registrant)

Date:	November 13, 2017	By:	/s/ KWAN SIN YEE
Kwan Sin Yee, CEO